SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2014

PSB HOLDINGS INC.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-26480	39-1804877
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

1905 STEWART AVENUE
WAUSAU, WI 54401
(Address of principal executive offices, including Zip Code)

(715) 842-2191
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2014, PSB Holdings, Inc.’s wholly-owned subsidiary, Peoples State Bank (the “Bank”), entered into amendments to the Survivor Income Benefit Agreements (the “Benefit Agreements”) that are currently in place with Peter W. Knitt (PSB’s President and Chief Executive Officer), and Scott M. Cattanach (PSB’s Chief Financial Officer).  These Benefit Agreements were originally entered into in connection with the Bank’s Survivor Income Benefit Plan, which was adopted as an inducement to encourage the Bank’s executive officers to permit the Bank to purchase life insurance policies on their lives, with the Bank as beneficiary on the policies.  Under this plan, the Bank has purchased life insurance on the lives of a number of its senior officers, including Messrs. Knitt and Cattanach, and all premiums on these policies have been fully paid.  Under the terms of the Benefit Agreements, the Bank has agreed to pay to the executive’s named beneficiary a one-time payment that is a multiple of the employee’s base salary up to a maximum amount.  The payment is made out of insurance proceeds received, and no payment is made unless the Bank holds an insurance policy on the executive’s life and the executive dies while employed by the Bank.  The maximum payment obligation under the plan is capped at $900,000 for Mr. Knitt and $450,000 for Mr. Cattanach.  If Mr. Knitt or Mr. Cattanach leave the Bank’s employ for any reason other than death prior to age 67 (e.g., through retirement), no benefit is paid under this plan, unless the departure from the Bank was due to a permanent disability prior to age 67, in which case the death of Mr. Knitt or Mr. Cattanach would also give rise to a benefit under the plan.

The amendments to the Benefit Agreements provide that any payments made to Mr. Knitt or Mr. Cattanach under the Benefit Agreements will consist of a split dollar life insurance death benefit, which is intended to make the payments nontaxable to the beneficiary.

The foregoing description of the amendments to the Benefit Agreements is qualified in its entirety by reference to the complete terms of the Benefit Agreements, as amended, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

Exhibit 10.1

Survivor Income Benefit Agreement dated as of April 27, 2007, as amended by Amendment No. 1 dated as of January 27, 2010, and Amendment No. 2 dated as of February 19, 2014 (Peter W. Knitt).

Exhibit 10.2

Survivor Income Benefit Agreement dated as of February 16, 2005, as amended by Amendment No. 1 dated as of January 28, 2010, and Amendment No. 2 dated as of February 19, 2014 (Scott M. Cattanach).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB HOLDINGS, INC.

Date:  February 24, 2014

By:  SCOTT M. CATTANACH

Scott M. Cattanach

Treasurer

EXHIBIT INDEX

to

FORM 8-K

of

PSB HOLDINGS, INC.

dated February 19, 2014

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 10.1

Survivor Income Benefit Agreement dated as of April 27, 2007, as amended by Amendment No. 1 dated as of January 27, 2010, and Amendment No. 2 dated as of February 19, 2014 (Peter W. Knitt).

Exhibit 10.2

Survivor Income Benefit Agreement dated as of February 16, 2005, as amended by Amendment No. 1 dated as of January 28, 2010, and Amendment No. 2 dated as of February 19, 2014 (Scott M. Cattanach).